MANAGED HIGH YIELD FUND INC.

                                                        SEMIANNUAL REPORT

                                                           March 23, 1998


Dear Shareholder,

We are pleased to present you with the semiannual report for Managed High Yield Fund Inc. (the "Fund") for the six months ended January 31, 1998.

-------------------------------------------------------------------------
MANAGED HIGH YIELD
FUND INC.
FUND PROFILE

Goal:
High current income

Portfolio Manager:
Thomas J. Libassi,
Mitchell Hutchins
Asset Management Inc.

Total Net Assets:
$87.2 million as of
January 31, 1998

Dividend Payments:
Monthly
-------------------------------------------------------------------------

GENERAL MARKET OVERVIEW

The bond market ended January on a positive note. The economic crisis in Asia, combined with the U.S. stock market's first stall in two and a half years, prompted investors to buy bonds and bond funds. Defying concerns that rising employment would drive up wages, the economy continued to expand, unemployment fell, wages rose only slightly and inflation registered an annual rate of 1.57%. Short-term rates did not fall as much as long-term rates; the result was a flattening yield curve, a possible signal of a slowing economy.

PORTFOLIO REVIEW

PERFORMANCE

For the six-month period ended January 31, 1998, the Managed High Yield Fund Inc. (symbol: PHT) returned 5.58% based on changes in the Fund's net asset value and 8.28% based on changes in its share price on the New York Stock Exchange. During the period, the Fund's Lipper peer group, the High Current Yield Average, gained 6.07% on a net-asset basis.


During the period, the Fund underperformed its peer group because of holdings in the Asian emerging markets (5.5% of net assets on July 31, 1997). By early January we had reduced that position to 2.5% of net assets.

At January 31, 1998 the Fund's net asset value per share was $14.45, while its share price on the New York Stock Exchange was $14.44. During the six-month period ended January 31, 1998, the Fund paid dividends from net investment income totaling $0.63 per share, or about ten and a half cents per share per month. Based on the dividend paid in January and the Fund's market price on January 31, 1998, the Fund's market yield was 8.73% annualized.

PORTFOLIO POSITIONING

The Fund's investment strategy focuses on fundamental value within companies and industries based on analyses of interest coverage;
debt-to-cash flow ratios; and potential for total return, yield, or premium to comparable-maturity Treasury securities.

Over the six-month period ended January 31, 1998 we increased the Fund's weightings in telecommunications, retail and non-air transportation, and reduced holdings in media and cable.

------------------------------------------------------------------------------
MANAGED HIGH YIELD FUND INC.
Top five sectors
as percent of
net assets,
January 31, 1998

Communications  15.1%

Media 9.9%

General Industrial 7.8%

Retail 7.2%

Transporation
Non-Air  7.1%
------------------------------------------------------------------------------

SEMIANNUAL REPORT

We think European long-distance and local telephone companies stand to benefit from deregulation this year. Among our favorites are Colt Telecom Group PLC, a UK-based, local phone company poised to expand across the Continent; and Viatel Incorporated, an international long distance company. Based on net assets as of January 31, 1998, Colt comprised 1.5%

of the Fund's holdings and Viatel comprised 1.0%.

Our only wireless play in the portfolio is Nextel Communications
Incorporated, a U.S. cellular phone company that has already provided attractive returns. Based on net assets as of January 31, 1998, Nextel comprised 3.4% of the Fund's holdings.

Non-air transportation includes shipping companies, which stand to benefit from increased traffic as Asian countries with weakened currencies export more goods to the U.S. Standouts in this sector include Equimar Shipholdings Limited, an oil tanker company, and Navigator Gas Transport PLC, a builder of refrigerated chemical tankers. Navigator stands to benefit from the global trend to tighter safety standards for ships, which will require most operators to upgrade their fleets. Based on net assets as of January 31, 1998, Equimar comprised 1.3% and Navigator comprised 1.6% of the Fund's holdings.

Last year we were bullish on media companies, especially newspapers, and our media holdings performed well. Once our price objectives were achieved we reduced positions, which accounts for the decrease in our media weighting over the six-month period.

OUTLOOK

We think 1998 will be a good year for the U.S. bond markets. The economy is slowing slightly due to Asia, and inflation is likely to fall below 1.5%. The Federal budget is now running a surplus, which should reduce government borrowing and ease the upward pressure on market interest rates.

Despite increased supply there is strong demand for high-yield bonds. Investors fleeing the Asian turmoil continue to buy U.S. debt, and institutions such as pension funds are now major buyers. Security selection will be key over the next six months. In January we reduced our BB-rated credits to buy B-rated bonds, which have greater potential to benefit from positive market conditions.

High-yield issues should continue to benefit from consolidations. For example, after consumer appliance maker Sunbeam announced that it would buy CLN Holdings Incorporated, the camping equipment maker, CLN debt gained value. CLN debt comprised 0.7% of the Fund's net assets as of January 31, 1998.

We're more cautious on the emerging markets because of the Asian turmoil. We see no reward for the extra volatility risk in these markets; we'll reinvest when they show greater stability.

MANAGED HIGH YIELD FUND INC.

                                                        SEMIANNUAL REPORT

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

   For a quarterly Fund Profile on Managed High Yield Fund Inc. or a fund in the PaineWebber Family of Funds(1), please contact your investment executive.


Sincerely,


/s/ Margo N. Alexander                        /s/ Thomas J. Libassi

MARGO N. ALEXANDER                            THOMAS J. LIBASSI
President                                     Portfolio Manager
Mitchell Hutchins Asset Management Inc.       Managed High Yield Fund Inc.


(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

    This letter is intended to assist shareholders in understanding how the Fund performed during the six-month period ended January 31, 1998, and reflects our views at the time we are writing this report. Of course, these views may change in response to changing circumstances. We encourage you to consult your investment executive regarding your personal investment program.

MANAGED HIGH YIELD FUND INC.

PORTFOLIO OF INVESTMENTS                            JANUARY 31, 1998 (unaudited)

Principal
 Amount                                                               Maturity                   Interest
 (000)                                                                  Dates                      Rates                 Value
---------                                                             --------                   --------                -----
Corporate Bonds--91.83%
Airlines--0.97%
$   750   Airplane Pass Through Trust........................         03/15/19                     10.875%            $  841,875
                                                                                                                      ----------
Cable--6.20%
  2,500   International CableTel Incorporated ...............    04/15/05 to 02/01/06        11.500+ to 12.750+         2,030,000
    625   Pratama Datakom Asia B.V.** .......................          07/15/05                    12.750                 296,875
  1,250   RCN Corporation** .................................          10/15/07                    11.125+                828,125
    750   Telewest PLC ......................................          10/01/06                     9.625                 802,500
  2,000   UIH Australia Pacific Incorporated ................          05/15/06                    14.000+              1,445,000
                                                                                                                      -----------
                                                                                                                        5,402,500
                                                                                                                      -----------
Communications--14.31%
  1,000   American Communications Services ..................          11/01/05                    13.000+                845,000
  1,500   Colt Telecom Group PLC ............................          12/15/06                    12.000+              1,297,500
    625   Comcast Cellular Holdings Incorporated ............          05/01/07                     9.500                 658,594
    250   Facilicom International Incorporated** ............          01/15/08                    10.500                 257,812
  1,000   Globalstar L.P. ...................................          02/15/04                    11.375               1,020,000
  1,000   GST Equipment Funding Incorporated ................          05/01/07                    13.250               1,185,000
  1,250   Hyperion Telecommunications Incorporated ..........          04/15/03                    13.000+                956,250
    500   ITC Deltacom Incorporated .........................          06/01/07                    11.000                 563,750
    250   Mastec Incorporated** .............................          02/01/08                     7.750                 249,655
  1,750   McCaw International Limited .......................          04/15/07                    13.000+              1,111,250
  3,000   Nextel Communications Incorporated ................          08/15/04                     9.750+              2,865,000
    500   Verio Incorporated** ..............................          06/15/04                    13.500                 603,750
  1,000   Viatel Incorporated ...............................          01/15/05                    15.000+                860,000
                                                                                                                      -----------
                                                                                                                       12,473,561
                                                                                                                      -----------

Consumer Manufacturing--6.06%
  1,500   Apparel Ventures Incorporated .....................          12/31/00                    12.250               1,507,500
  1,000   Chattem Incorporated ..............................          06/15/04                    12.750               1,135,000
  1,000   CLN Holdings Incorporated .........................          05/15/01                    14.615*                590,000
  1,250   Commemorative Brands Incorporated .................          01/15/07                    11.000               1,262,500
    750   EKCO Group Incorporated ...........................          04/01/06                     9.250                 791,250
                                                                                                                      -----------
                                                                                                                        5,286,250
                                                                                                                      -----------


Energy--4.47%
    730   Crown Central Petroleum ...........................          02/01/05                    10.875                 766,500
  1,000   Petroleos Mexicanos ...............................          09/15/27                     9.500                 991,250
  1,000   Transamerican Energy Corporation ..................          06/15/02                    13.000+                855,000
    750   Transamerican Refining Corporation** ..............          06/30/03                    16.000                 780,000
    500   Trico Marine Services Incorporated** ..............          08/01/05                     8.500                 505,000
                                                                                                                      -----------
                                                                                                                        3,897,750
                                                                                                                      -----------

Entertainment--2.31%
   750#   Discovery Zone Incorporated** .....................          08/01/02                    13.500                 765,000
  1,206   United Artists Theatre Circuit ....................          07/01/15                     9.300               1,248,066
                                                                                                                      -----------
                                                                                                                        2,013,066
                                                                                                                      -----------

MANAGED HIGH YIELD FUND INC.


Principal
 Amount                                                               Maturity                   Interest
 (000)                                                                  Dates                      Rates                 Value
---------                                                             --------                   --------                -----
Corporate Bonds (continued)
Finance--3.09%
$ 1,500   Emergent Group Incorporated** .....................          09/15/04                    10.750%            $ 1,440,000
    500   Metris Companies Incorporated** ...................          11/01/04                    10.000                 521,250
    750   Olympic Financial Limited .........................          03/15/07                    11.500                 731,250
                                                                                                                      -----------
                                                                                                                        2,692,500
                                                                                                                      -----------
Food & Beverage--5.18%
  1,000   American Rice Incorporated ........................          07/31/02                    13.000                 950,000
  1,000   Cuddy International Corporation** .................          12/01/07                    10.750               1,035,000
  1,250   Iowa Select Farms L.P.** ..........................          12/01/05                    10.750               1,256,250
  1,250   Packaged Ice Incorporated** .......................          02/01/05                     9.750               1,275,000
                                                                                                                      -----------
                                                                                                                        4,516,250
                                                                                                                      -----------
General Industrial--6.23%
  1,000   Communications & Power Industries Incorporated ....          08/01/05                    12.000               1,125,000
    500   Goss Graphic Systems Incorporated .................          10/15/06                    12.000                 571,250
  1,500   Jordan Telecommunication Products .................          08/01/07                     9.875               1,590,000
    375   Motors & Gears Incorporated** .....................          11/15/06                    10.750                 406,875
  1,000   Poindexter J.B. Incorporated ......................          05/15/04                    12.500                 970,000

    750   Prestolite Electric Incorporated** ................          02/01/08                     9.625                 766,875
                                                                                                                      -----------
                                                                                                                        5,430,000
                                                                                                                      -----------
Healthcare--1.08%
    900   Integrated Health Services Incorporated** .........          01/15/08                     9.250                 945,000
                                                                                                                      -----------
Media--9.61%
  2,000   Fox Kids Worldwide Incorporated** .................          11/01/07                     9.250               1,990,000
  1,500   Grupo Televisa S.A. de C.V. .......................          05/15/08                    13.250+              1,155,000
    300   Grupo Televisa S.A. de C.V. .......................          05/15/06                    11.875                 341,250
    500   Hollinger International Publishing ................          02/01/06                     9.250                 533,750
  1,000   Source Media Incorporated** .......................          11/01/04                    12.000               1,000,000
    750   Sullivan Graphics Incorporated ....................          08/01/05                    12.750                 765,000
  1,000   T.V. Azteca S.A. de C.V.** ........................          02/15/07                    10.500               1,053,750
  1,500   Viacom Incorporated ...............................          07/07/06                     8.000               1,537,500
                                                                                                                      -----------
                                                                                                                        8,376,250
                                                                                                                      -----------
Metals & Mining--3.30%
    375   AEI Holding Incorporated** ........................          11/15/07                    10.000                 390,000
    500   Easco Corporation .................................          03/15/01                    10.000                 512,500
  1,250   Murrin Murrin Holdings Party Limited** ............          08/31/07                     9.375               1,190,625
    750   WCI Steel Incorporated ............................          12/01/04                    10.000                 780,000
                                                                                                                      -----------
                                                                                                                        2,873,125
                                                                                                                      -----------
Packaging--4.36%
    750   Bear Island Paper** ...............................          12/01/07                    10.000                 757,500
  1,000   Four M Corporation ................................          06/01/06                    12.000               1,065,000
    500   FSW International Finance Company B.V. ............          11/01/06                    12.500                 250,000

MANAGED HIGH YIELD FUND INC.


Principal
 Amount                                                               Maturity                   Interest
 (000)                                                                  Dates                      Rates                 Value
---------                                                             --------                   --------                -----
Corporate Bonds (concluded)
Packaging (concluded)
$   500   Pindo Deli Finance Mauritius Limited** ............          10/01/07                    10.750%            $   395,000
    750   Portola Packaging Incorporated ....................          10/01/05                    10.750                 800,625
    500   Vicap, S.A. de C.V.** .............................          05/15/07                    11.375                 535,000
                                                                                                                      -----------
                                                                                                                        3,803,125

                                                                                                                      -----------

Real Estate and Buildings--3.63%
  1,000   American Architectural Products** .................          12/01/07                    11.750               1,035,000
    500   D.R. Horton Incorporated ..........................          06/15/04                     8.375                 515,000
    750   Ryland Group Incorporated .........................          07/01/06                    10.500                 838,125
    750   US Home Corporation ...............................          08/15/07                     8.880                 772,500
                                                                                                                      -----------
                                                                                                                        3,160,625
                                                                                                                      -----------

Restaurants--0.60%
    500   Perkins Family Restaurant** .......................          12/15/07                    10.125                 523,750
                                                                                                                      -----------

Retail--7.23%
    500   Barry's Jewelers Incorporated .....................          12/22/00                    11.000(a)              300,000
    750   Big 5 Corporation** ...............................          11/15/07                    10.875                 759,375
  1,125   Chief Auto Parts Incorporated .....................          05/15/05                    10.500               1,125,000
    500   CSK Auto Incorporated .............................          11/01/06                    11.000                 552,500
  1,500   Great American Cookie Incorporated ................          01/15/01                    10.875               1,537,500
  1,000   Mrs Fields Original** .............................          12/01/04                    10.125               1,015,000
  1,000   Tuesday Morning Corporation** .....................          12/15/07                    11.000               1,015,000
                                                                                                                      -----------
                                                                                                                        6,304,375
                                                                                                                      -----------
Supermarkets & Drugstores--1.21%
  1,000   Jitney Jungle Stores of America Incorporated ......          09/15/07                    10.375               1,052,500
                                                                                                                      -----------

Technology--1.87%
    500   Ampex Corporation**++ .............................          03/15/03                    12.000                 501,250
    800   Electronic Retailing Systems International ........          02/01/04                    13.250+                528,000
  1,500   InterAct Systems Incorporated .....................          08/01/03                    14.000+                600,000
                                                                                                                      -----------
                                                                                                                        1,629,250
                                                                                                                      -----------
Transportation Non-Air--7.10%
    500   Atlantic Express Transportation Corporation** .....          02/01/04                    10.750                 536,250
  1,250   Equimar Shipholdings Limited ......................          07/01/07                     9.875               1,175,000
  1,000   Greater Bejing First Expressways** ................          06/15/07                     9.500                 770,000
    750   Guangzhou Shen Superhighway** .....................          08/15/07                    10.250                 630,000
  1,250   Navigator Gas Transport PLC** .....................          06/30/07                    12.000               1,425,000
    500   Panoceanic Bulk Carriers Limited** ................          12/15/07                    12.000                 470,000
    500   Stena Shipping ....................................          12/15/05                    10.500                 545,000
  1,000   TFM, S.A. de C.V. .................................          06/15/09                    11.750+                635,000
                                                                                                                      -----------
                                                                                                                        6,186,250
                                                                                                                      -----------
Utilities--3.02%
    500   AES Corporation** .................................          11/01/07                     8.500                 512,500
  1,000   Calpine Corporation ...............................          02/01/04                     9.250               1,025,000
    998   Panda Funding Corporation .........................          08/20/12                    11.625               1,097,750
                                                                                                                      -----------

                                                                                                                        2,635,250
                                                                                                                      -----------
Total Corporate Bonds (cost--$77,843,415) ...................                                                          80,043,252
                                                                                                                      -----------

MANAGED HIGH YIELD FUND INC.

Principal
 Amount                                                               Maturity                   Interest
 (000)                                                                  Dates                      Rates                 Value
---------                                                             --------                   --------                -----
Convertible Bonds--1.74%
Communications--0.21%
$   215   GST Telecommunications Incorporated ...............          12/15/05                    13.875%+            $  182,750
                                                                                                                      -----------
General Industrial--1.53%
  1,500   Corporate Express Incorporated ....................          07/01/00                     4.500               1,335,000
                                                                                                                      -----------
Total Convertible Bonds (cost--$1,507,401) ..................                                                           1,517,750
                                                                                                                      -----------

 Number
of Shares
---------
Common Stock(a)--1.93%
Cable--0.05%
  2,256   Pegasus Communications Corporation ...................................................................           47,094
                                                                                                                      -----------
Communications--0.27%
  4,260   Nextel Communications Incorporated ...................................................................          116,351
  7,000   PageMart Nationwide Incorporated .....................................................................           54,250
  6,900   PageMart Wireless Incorporated .......................................................................           62,963
                                                                                                                      -----------
                                                                                                                          233,564
                                                                                                                      -----------
Gaming--0.89%
 59,668   Casino America Incorporated ..........................................................................          160,358
105,643   Colorado Gaming & Entertainment Company ..............................................................          594,242
 10,000   Hollywood Casino Corporation .........................................................................           16,250
                                                                                                                      -----------
                                                                                                                          770,850
                                                                                                                      -----------
Media--0.29%
  2,000   Affiliated Newspaper Investments .....................................................................          250,000

                                                                                                                      -----------
Technology--0.43%
122,676   Ampex Corporation++ ..................................................................................          375,695
                                                                                                                      -----------
Total Common Stock (cost--$1,247,044) ..........................................................................        1,677,203
                                                                                                                      -----------
Preferred Stock--1.81%
Finance--0.61%
500,000   Superior National Insurance Group** ..................................................................          530,000
                                                                                                                      -----------
Healthcare--1.20%
  1,000   Fresenius Medical Care Capital Trust .................................................................        1,050,000
                                                                                                                      -----------
Total Preferred Stock (cost--$1,526,392) .......................................................................        1,580,000

   Number
of Warrants
-----------

Warrants(a)--1.24%

Cable--0.01%
  2,000   UIH Australia Pacific Incorporated ...................................................................           10,000
                                                                                                                      -----------
Communications--0.36%
  1,000   Globalstar Telecommunications ........................................................................          125,000
  1,750   McCaw International Limited ..........................................................................            4,375

MANAGED HIGH YIELD FUND INC.

   Number
of Warrants                                                                                                              Value
-----------                                                                                                              -----
Warrants(a) (concluded)
Communications (concluded)
  2,000   RSL Communications Limited ...........................................................................     $   180,500
                                                                                                                     -----------
                                                                                                                         309,875
                                                                                                                     -----------
Consumer Manufacturing--0.62%
  2,000   AVI Holdings Incorporated ............................................................................          10,000
  2,000   Chattem Incorporated .................................................................................          84,000
  3,000   IFA Capital Incorporated .............................................................................         450,000
                                                                                                                     -----------
                                                                                                                         544,000
                                                                                                                     -----------

Finance--0.01%
    750   Olympic Financial ....................................................................................           7,500
                                                                                                                     -----------
Food & Beverage--0.17%
  1,250   Packaged Ice Incorporated ............................................................................         150,000
                                                                                                                     -----------
Gaming--0.01%
 10,563   Casino America Incorporated ..........................................................................          10,563
                                                                                                                     -----------
Retail--0.00%
    270   Cookies USA Incorporated .............................................................................           1,350
                                                                                                                     -----------
Technology--0.06%
 17,000   Ampex Corporation++ ..................................................................................          21,250
    800   Electronic Retailing Systems International ...........................................................          24,000
  1,500   InterAct Systems Incorporated ........................................................................           3,750
                                                                                                                     -----------
                                                                                                                          49,000
                                                                                                                     -----------
Total Warrants (cost--$273,371)                                                                                        1,082,288
                                                                                                                     -----------

Principal
 Amount                                                                 Maturity                  Interest
 (000)                                                                    Dates                    Rates
---------                                                               --------                  --------
Repurchase Agreement--0.61%
$   530   Repurchase Agreement dated 01/30/98 with State Street Bank and Trust Company, collateralized by $536,386 U.S. Treasury
          Notes 6.250% due 06/30/98 (value--$541,008); proceeds:
          $530,221 (cost--$530,000) .................................   02/02/98                   5.000%                530,000
                                                                                                                     -----------
Total Investments (cost--$82,927,623)--99.16% .......................                                                 86,430,493
Other assets in excess of liabilities--0.84% ........................                                                    736,221
                                                                                                                     -----------
Net Assets--100.00% .................................................                                                $87,166,714
                                                                                                                     ===========

--------------------
# Security represents a unit which is composed of the stated bond with attached warrants or common stock.
++ Illiquid securities represent 1.0% of total investments. These securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors.
(a)  Non-income producing securities
+ Denotes a step-up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
*    Yield to maturity at purchase date on zero coupon bond.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


                See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF ASSETS AND LIABILITIES                 JANUARY 31, 1998 (unaudited)

Assets:

Investments in securities, at value (cost--$82,927,623)............ $86,430,493
Cash...............................................................       4,605
Receivable for investments sold....................................     119,125
Interest receivable................................................   1,562,510
Deferred organizational expenses...................................      24,559
Other assets.......................................................       5,954
                                                                    -----------
Total assets                                                         88,147,246
                                                                    -----------

Liabilities:

Payable for investments purchased.................................      781,353
Payable to investment adviser and administrator...................       66,012
Accrued expenses and other liabilities............................      133,167
                                                                    -----------
Total liabilities.................................................      980,532
                                                                    -----------

Net Assets:

Capital Stock - $0.001 par value; 100,000,000 shares authorized;
  6,031,667 shares issued and outstanding.........................   90,459,520
Undistributed net investment income...............................       21,493
Accumulated net realized loss from investment transactions........   (6,817,169)
Net unrealized appreciation of investments........................    3,502,870
                                                                    -----------
Net assets applicable to shares outstanding.......................  $87,166,714
                                                                    ===========
Net asset value per share.........................................       $14.45
                                                                         ======


                See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF OPERATIONS
                                                                   For the Six

                                                                  Months Ended
                                                                January 31, 1998
                                                                   (unaudited)
                                                                ----------------
Investment income:

Interest and dividends............................................    $4,191,977
                                                                      ----------
Expenses:

Investment advisory and adminstration.............................       392,229
Legal and audit...................................................        47,464
Reports and notices to shareholders...............................        41,525
Custody and accounting............................................        21,078
Amortization of organizational expenses...........................        15,310
Directors' fees...................................................         5,250
Transfer agency and service fees..................................         3,725
Other expenses....................................................        13,957
                                                                      ----------
                                                                         540,538
                                                                      ----------
Net investment income.............................................     3,651,439
                                                                      ----------

Realized and unrealized gains from investment activities:

Net realized gain from investment transactions....................       312,993
Net change in unrealized appreciation/depreciation
 of investments...................................................       769,915
                                                                      ----------
Net realized and unrealized gain from investment activities.......     1,082,908
                                                                      ----------
Net increase in net assets resulting from operations..............    $4,734,347
                                                                      ==========


                See accompanying notes to financial statements

MANAGED HIGH YIELD FUND INC.

STATEMENT OF CHANGES IN NET ASSETS



                                                                                      For the Six
                                                                                     Months Ended      For the
                                                                                   January 31, 1998   Year Ended
                                                                                     (unaudited)     July 31, 1997

                                                                                   ---------------   --------------
From operations:

Net investment income...........................................................       $  3,651,439   $  7,755,248
Net realized gain from investment transactions..................................            312,993        897,493
Net change in unrealized appreciation/depreciation of investments...............            769,915      5,275,401
                                                                                       ------------   ------------
Net increase in net assets resulting from operations............................          4,734,347     13,928,142
                                                                                       ------------   ------------
Dividends to shareholders from:

Net investment income...........................................................         (3,799,950)    (7,599,901)
                                                                                       ------------   ------------
Net increase in net assets......................................................            934,397      6,328,241

Net assets:

Beginning of period.............................................................         86,232,317     79,904,076
                                                                                       ------------   ------------
End of period (including undistributed net investment income of $21,493 and $170,004
  at January 31, 1998 and July 31, 1997, respectively)..........................       $ 87,166,714    $86,232,317
                                                                                       ============   ============

                See accompanying notes to financial statements
                                                                             11

NOTES TO FINANCIAL STATEMENTS (unaudited)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Managed High Yield Fund Inc. (the "Fund") was incorporated in Maryland on June 11, 1993 and is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. Organizational costs have been deferred and are being amortized on the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

     Valuation of Investments--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Fund. When market quotations are not readily available, securities are valued based upon appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. All other securities are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's board of directors determines that this does not represent fair value.

     Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

     Investment Transactions and Investment Income--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

     Dividends and Distributions--Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from the net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

NOTES TO FINANCIAL STATEMENTS (unaudited)

CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

     The Fund's board of directors has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, Mitchell Hutchins receives compensation from the Fund, computed weekly and paid monthly, at the annual rate of 0.90% of the Fund's average weekly net assets.

INVESTMENTS IN SECURITIES

     For federal income tax purposes, the cost of securities owned at January 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

     At January 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation
  (investments having an excess of value over cost)............     $ 5,910,973
Gross depreciation
  (investments having an excess of cost over value)............      (2,408,103)
                                                                     ___________
Net unrealized appreciation of investments.....................     $ 3,502,870
                                                                     ===========

     For the six months ended January 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $69,640,955 and $70,654,363, respectively.

CAPITAL STOCK

     There are 100,000,000 shares of $0.001 par value common stock authorized. Of the 6,031,677 shares of common stock outstanding, 8,288 shares are owned by Mitchell Hutchins.

FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

     At July 31, 1997, the Fund had a net capital loss carryforward of $7,130,162. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire between July 31, 2003 and by July 31, 2005. To the extent such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.
                                                                             13

MANAGED HIGH YIELD FUND INC.

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding throughout each period is presented below:

                                                                                                         For the Period
                                                           For the Six                                     December 7,
                                                          Months Ended     For the Years Ended July 31,       1993+
                                                        January 31, 1998  ----------------------------   through July 31,
                                                          (unaudited)        1997     1996      1995            1994
                                                         -------------     -------  -------  --------      ----------------
Net asset value, beginning of period................        $ 14.30        $ 13.25   $ 13.44   $ 13.76           $ 15.00
                                                            -------        -------   -------   -------           -------
Net investment income...............................           0.61           1.29      1.29      1.40              0.77
Net realized and unrealized gains (losses) from
  investments and foreign currency transactions.....           0.17           1.02     (0.16)    (0.34)            (1.25)
                                                            -------        -------   -------   -------           --------
Net increase (decrease) from investment operations..           0.78           2.31      1.13      1.06             (0.48)
                                                            -------        -------   -------   -------           --------
Dividends from net investment income................          (0.63)         (1.26)    (1.32)    (1.38)            (0.76)
                                                            -------        -------   -------   -------           --------
Net asset value, end of period......................        $ 14.45        $ 14.30   $ 13.25   $ 13.44           $ 13.76
                                                            =======        =======   =======   =======           ========
Market value, end of period.........................        $ 14.44        $ 13.94   $ 12.50   $ 12.38           $ 12.38
                                                            =======        =======   =======   =======           =======
Total investment return (1).........................           8.28%         22.59%    12.16%    11.87%           (12.76)%
                                                            =======        =======   =======   =======           =======
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)...........        $87,167        $86,232   $79,904   $81,081           $82,995
Expenses to average net assets......................           1.24%*         1.34%     1.25%     1.21%             1.17%*
Net investment income to average net assets.........           8.38%*         9.39%     9.87%    10.68%             8.27%*
Portfolio turnover rate.............................             83%           122%      135%      103%               85%

----------------------------------------
+  Commencement of operations

*  Annualized

(1) Total investment return is calculated assuming a purchase of stock at market value on the first day of each period reported and a sale at market value on the last day of each period reported and assuming reinvestment of dividends at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return has not been annualized for periods of less than one year. Total investment return does not reflect brokerage commissions.

MANAGED HIGH YIELD FUND INC.

GENERAL INFORMATION (unaudited)
THE FUND


     Managed High Yield Fund Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The investment objective of the Fund is to achieve a high level of current income consistent with the preservation of capital. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which has over $51 billion in assets under management as of February 28, 1998.

SHAREHOLDER INFORMATION

     The NYSE ticker symbol for the Managed High Yield Fund Inc. is "PHT." Weekly comparative net asset value and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each week in Barron's, as well as in numerous other newspapers.

     An annual meeting of shareholders of the Fund was held on November 20, 1997. At the meeting, Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek and Carl W. Schafer were elected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and qualified.

     To vote for or against
     the election of:                                        Shares Voted For     Shares Withhold Authority
     Margo N. Alexander ...........................            5,719,478.024             66,877.693
     Richard Q. Armstrong..........................            5,724,328.075             62,027.642
     E. Garrett Bewkes, Jr.........................            5,713,078.808             73,276.909
     Richard R. Burt...............................            5,719,249.024             67,106.693
     Mary C. Farrell...............................            5,724,841.024             61,514.693
     Meyer Feldberg................................            5,725,191.024             61,164.693
     George W. Gowen...............................            5,706,914.808             79,440.909
     Frederic V. Malek.............................            5,723,735.024             62,620.693
     Carl W. Schafer...............................            5,728,828.024             57,527.693


                                                                       Shares              Shares             Shares
                                                                      Voted For      Withhold Authority       Against
                                                                      ---------      ------------------       -------
     Ratification of the selection of Ernst & Young LLP
     as independent auditors:                                       5,750,674.717        20,570.000         15,111.000

(Broker non-votes and abstentions are included within the "Shares Withhold Authority" totals.)

YEAR 2000 RISKS

     Like other funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by its investment adviser, other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue."

MANAGED HIGH YIELD FUND INC.

GENERAL INFORMATION (unaudited)

     Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses, and to obtain satisfactory assurances that each of the Fund's other major service providers is taking comparable steps. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

DISTRIBUTION POLICY

     The Fund's Board of Directors has established a Dividend Reinvestment Plan (the "Plan") under which all common stockholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common stockholders elect to receive cash. Common stockholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such stockholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

     A stockholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and stockholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund's transfer agent and should include the stockholder's name and address as they appear on that share certificate or in the transfer agent's records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

     Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE, at prices that may be higher or lower than the net asset value per share of the common stock at the time of the purchase. The number of shares of common stock purchased with each dividend will be equal to the result obtained by dividing the amount of the dividend payable to a particular stockholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares of common stock in connection with the Plan. There is no charge to participants for reinvesting dividends or other distributions. The transfer agent's fees for handling the reinvestment of distributions will be paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent's open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions. See "Tax Information".

     Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Bank, National Association, c/o PFPC Inc., P.O. Box 8950, Wilmington, Delaware 19899.

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

                     [This Page Intentionally Left Blank]

==============================================================================

DIRECTORS

E. Garrett Bewkes, Jr.                Meyer Feldberg
Chairman
                                      George W. Gowen
Margo N. Alexander
                                      Frederic V. Malek
Richard Q. Armstrong
                                      Carl W. Schafer
Richard R. Burt

Mary C. Farrell


PRINCIPAL OFFICERS

Margo N. Alexander                    Paul H. Schubert
President                             Vice President and Treasurer

Victoria E. Schonfeld                 Thomas J. Libassi
Vice President                        Vice President


Dianne E. O'Donnell                   Dennis L. McCauley
Vice President and Secretary          Vice President


INVESTMENT ADVISER AND ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019


The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for the use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

SEMIANNUAL REPORT

=====================
MANAGED HIGH
YIELD FUND INC.

JANUARY 31, 1998


          PAINEWEBBER
(C)1998 PaineWebber Incorporated
         Member SIPC